SYNTAX ETF TRUST

Syntax Stratified LargeCap ETF (SSPY)

Syntax Stratified MidCap ETF (SMDY)

Syntax Stratified SmallCap ETF (SSLY)

Syntax Stratified U.S. Total Market ETF (SYUS)

Syntax Stratified U.S. Total Market Hedged ETF (SHUS)

Syntax Stratified Total Market II ETF (SYII)

(each, a “Fund” and collectively, the “Funds”)

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Supplement dated February 29, 2024 to the currently effective Prospectus and Statement of Additional Information (the “SAI”) for the Funds.

This supplement provides new and additional information beyond that contained in the Prospectus and SAI for the Funds and should be read in conjunction with those documents.

Upon the recommendation of Syntax Advisors, LLC, the investment adviser to the Funds, the Board of Trustees of Syntax ETF Trust approved an Agreement and Plan of Reorganization (the “Plan”), providing for the reorganization of the Funds with and into two newly created series (each, an “Acquiring Fund” and the “Acquiring Funds”) of Exchange Listed Funds Trust (“ELFT”).

Pursuant to the Plan, each of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, Syntax Stratified SmallCap ETF, Syntax Stratified U.S. Total Market ETF, and Syntax Stratified Total Market II ETF will be reorganized with and into the Stratified LargeCap Index ETF, a series of ELFT, and the Syntax Stratified U.S. Total Market Hedged ETF will be reorganized with and into the Stratified LargeCap Hedged ETF, a series of ELFT (each, a “Reorganization” and together, the “Reorganizations”). The Plan generally provides that each Fund will (1) transfer all of its assets to the corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Fund’s liabilities, and (2) distribute the shares received from the Acquiring Fund pro rata to the shareholders of the corresponding Fund. After consummation of the Plan, each Fund will be terminated as a series of the Trust. If approved by the shareholders of the Funds, the Reorganizations are expected to close in the third quarter of 2024. Following the Reorganizations, Exchange Traded Concepts, LLC will serve as the investment adviser for each Acquiring Fund.

More detailed information about the Reorganizations and the changes that will result from the Reorganizations will be provided in a proxy statement that is expected to be sent to shareholders in the coming weeks. When you receive your proxy statement, please review it and cast your vote to avoid any future solicitations. Shares of the Funds will continue to trade on the NYSE Arca, Inc. until the Reorganizations occur.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.